                                                                   Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.                           Case Numbers:  01-0029744 through 01-00297448 MBM
--------------------------------------------                            Reporting Period:  February 1 - February 28, 2002
                      Debtors

                            MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.             ATTACHED          ATTACHED
----------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                      MOR-1                                     X
----------------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliation)         MOR-1 (CON'T)                             X
----------------------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                                         X
----------------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                                       X
----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                          MOR-2                    X
----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                    MOR-3                    X
----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                     MOR-4                    X
----------------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                       X
----------------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                              X
----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR-5                                     X
----------------------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                                 X
----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                     MOR-5                    X
----------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                             MOR-6                    X
----------------------------------------------------------------------------------------------------------------------------------


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


      /s/ William M. Thalman                                      3/20/02
----------------------------------------                     -----------------
Signature of Debtor                                          Date


         William M. Thalman                                VP-Treasurer
----------------------------------------             -------------------------
Printed Name of Debtor                                                  Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request. Bank reconciliations were performed and are available by request. Bank statements are available by request. The cash disbursements by legal entity are listed below


DISBURSEMENTS BY LEGAL ENTITY                                        28-FEB-02
----------------------------------------------------------       ------------------
Legal Entity

The Carbide/Graphite Group, Inc.                                      $ 12,344,297

Seadrift Coke, L.P.                                                    $ 3,535,743

Carbon/Graphite International, Inc. (FSC)                        Less than $15,000

CG Specialty Products Management Corporation                     Less than $15,000

Carbide/Graphite Management Corporation                          Less than $15,000


CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED FEBRUARY 28, 2002
(#'S IN '000S)


Sales                                                           10,409
Cost of goods sold                                              13,310
                                                            -----------
Gross profit                                                    (2,901)

SG&A                                                               543
                                                            -----------
Operating income before items below                             (3,444)

Other compensation                                                  --
Other (income) expense, net                                        634
                                                            -----------
Operating income/(loss)                                         (4,078)

Non-operating expenses (income):
 Special financing costs                                            --
 Interest expense                                                  853
 Other non-operating (income)/expense                               --
                                                            -----------
Income/(loss) before income taxes                               (4,931)

Provision for income taxes                                          15
                                                            -----------
Net income (loss) from continuing operations                    (4,946)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                               --
                                                            -----------
Net income (loss)                                               (4,946)
                                                            ===========

Est. earnings per share data:
     Income excluding other items                           $    (0.54)
     Income before discontinued operations                  $    (0.59)
     Extraordinary loss                                     $       --
                                                            -----------
     Net income per share                                   $    (0.59)

Weighted average shares                                      8,331,342


CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT FEBRUARY 28, 2002
(#'S IN '000S)

                                 ASSETS
Current assets:
     Cash & short term investments                         $    208

     Marketable securities                                        0

     Accounts receivable
           Accounts receivable                               29,870
           Allowance for doubtful accts                      (3,380)
                                                           ---------
           Net accounts receivable                           26,490

     Inventory
           Gross inventory                                   65,650
           Obsolescence reserve                                (879)
           Lifo reserve                                     (15,032)
                                                           ---------
           Net inventory                                     49,739

     Prepaid expenses                                         1,993
     Other current assets                                     3,075
     Deferred tax asset                                           0
                                                           ---------
        Total current assets                                 81,505

Fixed assets:
     Gross                                                  350,411
     Accumulated depreciation                              (238,066)
                                                           ---------
        Net fixed assets                                    112,345

Other assets                                                  7,187
                                                           ---------
        TOTAL ASSETS                                       $201,037
                                                           =========

                                LIABILITIES
Current liabilities:
     Trade accounts payable                                $ 24,569
     Overdrafts                                                   0
     Other current liabilities                               35,481
     Debt - Current                                         134,595
                                                           ---------
        Total current liabilities                           194,645

Long-term debt:
     Senior notes                                                 0
     Line of credit                                               0
                                                           ---------
        Total long -term debt                                     0

Long term reserves                                           15,703
Deferred revenue                                              1,125
Deferred tax provision                                            0
                                                           ---------
        TOTAL LIABILITIES                                   211,473

                           SHAREHOLDERS' EQUITY
Common stock                                                     99
Additional paid in capital                                   36,712
Treasury stock, at cost                                     (11,207)
Common stock to be issued under warrants                      3,424
Unfunded pension obligation                                  (4,893)
Other comprehensive income                                        0
Retained earnings                                           (34,571)
                                                           ---------
        TOTAL SHAREHOLDERS' EQUITY                          (10,436)
                                                           ---------
        TOTAL LIABILITIES AND S.H. EQUITY                  $201,037
                                                           =========


THE CARBIDE/GRAPHITE GROUP INC.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - FEBRUARY, 2002

Copies of payroll tax verification attached
Copies of tax returns filed during the period from February 1, 2002 through February 28, 2002 are attached

                                        Beginning      Amount                                                             Ending
                                           Tax       Withheld or       Amount             Date           Check No.         Tax
                                        Liability      Accrued          Paid              Paid            or EFT        Liability
                                    -----------------------------------------------------------------------------------------------
FEDERAL
Withholding                                    --     350,561.12       64,341.20         2/8/2002          **                   --
                                                                      109,829.55        2/19/2002          **
                                                                       65,393.29        2/22/2002          **
                                                                      110,997.08         3/1/2002          **
                                                                                                           **

FICA - Employee                                --     200,236.41       38,440.78         2/8/2002          **                   --
                                                                       62,128.71        2/19/2002          **
                                                                       39,752.60        2/22/2002          **
                                                                       59,914.32         3/1/2002          **
                                                                                                           **

FICA - Employer                                --     200,773.42       38,557.03         2/8/2002          **                   --
                                                                       62,278.18        2/19/2002          **
                                                                       39,832.58        2/22/2002          **
                                                                       60,105.63         3/1/2002          **
                                                                                                           **

Unemployment                            26,807.82       7,538.18           79.98        1/30/2002          **            34,266.02

Income                                         --             --                                                                --

Other:

Total Federal Taxes                     26,807.82     759,109.13      751,650.93                                         34,266.02

STATE AND LOCAL
Withholding                                271.59             --              --                      See Attached          271.59

Sales                                          --      22,840.58        7,839.00        2/20/2002            303102           0.00
                                                                        6,586.09              EFT        78301/8007
                                                                        8,415.49        2/15/2002            501682


Excise                                         --             --              --                                                --

Unemployment                           239,906.82             --                               --     See Attached      239,906.82

Real Property                                  --                                                                               --

Personal Property                              --                                                                               --

Other:

Total State and Local Taxes            240,178.41      22,840.58       22,840.58                                        240,178.41

Total Taxes                            266,986.23     781,949.71      774,491.51                                        274,444.43


                      **    ADP Statement of Deposits Attached





                       SUI Due     KY               110,954.69 SIT DUE
                                   NY               106,481.29
                                   NC                   122.00
                                   PA               120,701.81
                                   CO                   192.00
                                   MISS                 188.99                           543.36
                                   OH                    13.83
                                                    -----------                         --------
                                                    338,654.61                           543.36


THE CARBIDE/GRAPHITE GROUP INC.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - FEBRUARY, 2002

STATE INCOME TAX DEPOSITS
Copies of tax returns filed during the period from February 1, 2002 through February 28, 2002 are attached


                    NY             IN              KY             PA            CO           OH          NC           TOTAL
     2/5/2002
    2/12/2002       7,544.17
    2/14/2002
    2/15/2002
    2/20/2002
    2/21/2002      15,161.61                                      12,160.32                               269.60
    2/22/2002                                     16,554.85
    2/26/2002       9,469.64
     3/5/2002      13,839.47                                      11,705.86
     3/8/2002                                     16,340.71
    3/14/2002                                                                    228.00
    3/20/2002                       3,897.61

                 ------------------------------------------------------------------------------------------------

                   46,014.89        3,897.61      32,895.56       23,866.18      228.00           --      269.60      107,171.84



                                   W/H            Deposits
PA- SIT                            23,866.18      23,866.18

PA-SUI                             42,963.07         652.35       1/31/2002

NY- SIT                            46,014.89      46,014.89

NY-SUI                             33,467.81

KY- SIT                            32,895.56      32,895.56

KY-SUI                             22,118.88         145.66       1/31/2002

IN- SIT                             3,897.61       3,897.61

CO- SIT                               228.00         228.00

CO-SUI                                 65.26             --

MISS- SIT                             271.68             --

MISS_SUI                               10.77

OH- SIT                                   --             --

OH-SUI

NC- SIT                               269.80         269.60

NC- SUI                               122.00


SIT                               107,443.72     107,171.84


SUI                                98,747.79         798.01

SEADRIFT COKE L.P.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - FEBRUARY, 2002

Copies of payroll tax verification attached
Copies of tax returns filed during the period from February 1, 2002 through February 28, 2002 are attached

                                  Beginning          Amount                                                           Ending
                                     Tax           Withheld or         Amount                           Check No.       Tax
                                  Liability          Accrued            Paid                             or EFT      Liability
                               ---------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                  --         55,802.54         27,921.02         2/5/2002         **                --
                                                                          27,881.52        2/20/2002         **

FICA - Employee                              --         34,233.32         17,227.79         2/5/2002         **                --
                                                                          17,005.53        2/20/2002         **

FICA - Employer                              --         34,233.37         17,227.88         2/5/2002         **                --
                                                                          17,005.49        2/20/2002         **

Unemployment                           5,256.79            890.68             44.32        1/30/2002         **          6,103.15

Income                                       --

Other:

Total Federal Taxes                    5,256.79        125,159.91        124,313.55                                      6,103.15

STATE AND LOCAL
Withholding                                  --                                                                                --

Sales                                        --          3,946.01          3,946.01        2/13/2002      41005                --

Excise                                       --                                                                                --

Unemployment                           7,862.10          3,096.77             85.96        1/30/2002         **         10,872.91

Real Property                                --                                                                                --

Personal Property                            --                                                                                --

Other:                                       --                                                                                --

Total State and Local Taxes            7,862.10          7,042.78          4,031.97                                     10,872.91

Total Taxes                           13,118.89        132,202.69        128,345.52                                     16,976.06



                    **    ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
FEBRUARY 28, 2002



                   TOTAL           0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS         PRE-PETITION

----------------------------------------------------------------------------------------------------------------------------------
            $ 21,654,870           $ 1,023,236             $ 75,288            $ 78,947            $ (29,523)        $ 20,506,921
----------------------------------------------------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request



THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
FEBRUARY 28, 2002


                                   0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS        91 - 120 DAYS        OVER 120 DAYS
                   TOTAL           OUTSTANDING          OUTSTANDING         OUTSTANDING          OUTSTANDING          OUTSTANDING

----------------------------------------------------------------------------------------------------------------------------------
            $ 24,901,837          $ 11,957,097          $ 5,274,022         $ 2,030,434          $ 1,372,527          $ 4,267,757
----------------------------------------------------------------------------------------------------------------------------------

An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
FEBRUARY 28, 2002


----------------------------------------------------------------------------------------------------------------
                                                                                        Yes         No
----------------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal course of
       business this reporting period? If yes, provide and explanation below.                      X
----------------------------------------------------------------------------------------------------------------
2.     Have any funds been disbursed from any account other than a debtor in
       possession account this reporting period? If yes, provide and                               X
       explanation below.
----------------------------------------------------------------------------------------------------------------
3.     Have all postpetition tax returns been timely filed? If no, provide
       and explanation below.                                                           X
----------------------------------------------------------------------------------------------------------------
4.     Are workers compensation, general liability and other necessary
       insurance coverages in effect? If no, provide an explanation below.             X
----------------------------------------------------------------------------------------------------------------